                                                                   EXHIBIT 10.21
                                                                   -------------
 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                          DATABASE LICENSE AGREEMENT

     This AGREEMENT made and entered into as of December 31, 1997 (the "Effective Date") by and between American Business Information, Inc.(R) ("ABI"), a Delaware corporation, and Switchboard Incorporated ("LICENSEE"), a Delaware corporation.

     WHEREAS, ABI owns a proprietary database as defined in paragraph 1 of this AGREEMENT containing information on businesses and individuals in the United States and desires to license this database on the terms provided in this AGREEMENT.

WHEREAS, the LICENSEE desires to license ABI's database on the terms provided in this Agreement.

     Now therefore the parties mutually agree as follows:

1.   DEFINITIONS.
     -----------

1.1  ABI DATABASE refers to:

          a) a national database of approximately 10 million businesses in the United States with data elements described in APPENDIX A, Attachment A and any additional data elements which may be added from time to time at ABI's sole discretion; and

          b) a national database of approximately 115,000,000 individuals in the United States with data elements described in APPENDIX A, Attachment B and any additional data elements which may be added from time to time at ABI's sole discretion.

1.2 USER refers to any company, organization or individual which has access to the SERVICE for its own internal use through LICENSEE under the terms of this AGREEMENT.

1.3 LICENSE FEES refers to the fees due ABI for the use of the ABI DATABASE as provided in paragraph 3 below, and fully described in APPENDIX B.

1.4 SERVICE refers to:

          a) LICENSEE's internet-based directory service known as Switchboard, which includes a free business and residential telephone look-up SERVICE for USERS, including as such services may be accessed through or from any third party web site or interfaces, co-branded or otherwise which will display information from the ABI DATABASE pursuant to the terms of this Agreement. In the event that any third party web site or interface is constructed in partnership with Switchboard, the web site or

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions

          interface shall include Switchboard brand identification. USERS may search the ABI DATABASE through the SERVICE by business name or business category within a state, city, zip code or local proximity. In addition, business name searches can be conducted on a nationwide basis. Nationwide business name searches are subject to the further restrictions as outlined in APPENDIX D section D1.1B. Business search results may show up to, but not exceed [**] search results per screen. Users may search the ABI DATABASE through the SERVICE by individual name within the United States, state, city, zip code. Individual search results may show up to, but not exceed [**] listings per screen. In the event LICENSEE's competitors show more than [**] listings per screen and, in LICENSEE's sole discretion, this becomes a competitive threat to LICENSEE, ABI agrees to work with LICENSEE to relax this restriction to eliminate the competitive threat.

          b) SERVICE also includes additional enhanced SERVICES which may be developed by LICENSEE allowing access to information in the ABI DATABASE through data access mechanisms, including but not limited to Lightweight Directory Assistance and Protocol Directory Assistance, as well as Intranet Directory Assistance for corporate USERS subject to the terms outlined in paragraph 2.2 herein.

2.  LICENSE.
    -------

2.1 Subject to the terms and conditions of this AGREEMENT, ABI grants the LICENSEE a limited non-exclusive, non-transferable license during the term of this AGREEMENT to incorporate the ABI DATABASE into the SERVICE in the manner described in paragraph 1.4.a. above and to allow USERS to access the ABI DATABASE through the SERVICE for USERS' internal purposes only.

    In the event that LICENSEE develops additional SERVICES as described in paragraph 1.4.b. above, Switchboard shall compensate ABI for additional use of the ABI DATABASE by

          a) paying ABI [**] of the "net revenue" derived by Switchboard from such additional Services which return results from the ABI Database of individuals pursuant to Section 1.1b and

          b) payments to be mutually agreed upon from such additional services which return results from the ABI Database of businesses pursuant to
          Section 1.1a.

    For the purposes of the preceding sentences, "net revenue" shall mean Switchboard's revenue from such additional Services less any commissions, fees, revenue splits, uncollectable accounts receivables, and applicable sales and use taxes in connection therewith.

2.2 Any use of the ABI DATABASE not expressly authorized in this AGREEMENT is strictly prohibited. Without limiting the generality of the foregoing, LICENSEE and the USERS are expressly prohibited from (i) sublicensing or reselling the ABI DATABASE; (ii) [NOTE: THIS COVERED IN SECTION 2.6] using the ABI DATABASE, in any PRODUCT or SERVICE, or offering it through any third party, other than as specifically authorized in this AGREEMENT; or
     (iii) disassembling, decompiling, reverse engineering, modifying or otherwise altering the ABI DATABASE, except as required to provide the SERVICE, or any part thereof without ABI's prior written consent, such consent may be withheld in ABI's sole discretion.

2.3 LICENSEE acknowledges that any unauthorized use of the ABI DATABASE may cause irreparable harm and injury to ABI for which there is no adequate remedy at law. In addition to all other remedies available under this AGREEMENT, at law or in equity, LICENSEE further agrees that ABI shall be entitled to seek injunctive relief in the event LICENSEE uses the ABI DATABASE in violation of the limited license granted hereunder and fails to cure within thirty (30) days after notice of such violation from ABI.

2.4 LICENSEE agrees to provide appropriate legal notices relevant to the ABI DATABASE on the SERVICE as reasonably requested by ABI to protect its rights therein including: "Data provided by American Business Information, Inc.(R), Omaha, Nebraska, Copyright (C) 1997 All Rights Reserved", and as further described in APPENDIX C. The LICENSEE must receive ABI's prior written approval to use any ABI logo, trademark, service mark or trade name except as mandated in this AGREEMENT.

2.5 LICENSEE shall maintain a system of controls set forth in Appendix D which are designed to:

          (a) Protect the integrity of the ABI DATABASE;

          (b) Control access to the ABI DATABASE;

          (c) Prevent unauthorized usage of the ABI DATABASE; and

          (d) Reasonably ensure that the amount of usage of the ABI DATABASE is accurately recorded.

2.6  LICENSEE shall:

          (a) House the ABI DATABASE on the Internet behind firewalls necessary to prevent unauthorized usage of the ABI DATABASE.

          (b) Allow ABI access to its computers, software, and technicians as reasonably necessary and upon reasonable prior notice to insure and confirm that the security designed to prevent unauthorized usage of the ABI DATABASE by Internet Users is adequate. Unauthorized usage shall be defined to include any downloading or printing of the ABI DATABASE in whole or in part (except as to printing of single listings or listings up to the number stated in Appendix D)
               and any other use which is either expressly prohibited by this AGREEMENT or not specifically authorized under this AGREEMENT.

          (c) Include a policy statement on the LICENSEE's SERVICE which states that USERS may not use the ABI DATABASE for the purpose of compiling, enhancing, verifying, or modifying in any way any mailing list, directory, or other compilation of information which is sold, rented, published, furnished, or in any other manner provided to third parties.

3.   LICENSEE FEES.
     -------------

3.1 The LICENSEE shall pay to ABI LICENSE FEES, and shall promote ABI's Sales Leads and Business Profiles through Banner Advertising on the SERVICE, as described in APPENDIX B.

3.2 Within thirty (30) days following the close of each month during the term of this AGREEMENT, the LICENSEE will supply ABI with a Banner Advertising Report which documents the actual number of ABI Banner Advertising impressions which were displayed the previous month.

3.3 Any fees payable under this AGREEMENT by LICENSEE which are not paid when due shall accrue interest at the annual rate of 10% from the due date until paid.

3.4 Time is of the essence with respect to LICENSEE's payment of any fees under this AGREEMENT, and LICENSEE specifically acknowledges that failure to make payment when due may, at ABI's sole discretion, be treated as a material breach of this AGREEMENT pursuant to the provisions of paragraph 6.1(a) herein. In the event this AGREEMENT is terminated for whatever reason, LICENSEE acknowledges that such termination shall not terminate, diminish or otherwise affect LICENSEE's obligation to pay any fees as described in this paragraph 3 and in APPENDIX B which have accrued under this AGREEMENT up to the date of termination.

4.   DELIVERY.
     --------

4.1 Time is of the essence with respect to ABI's provision of the initial ABI DATABASE and updates under this AGREEMENT and ABI specifically acknowledges that failure to make a delivery thereof when due may, at LICENSEE's sole discretion, be treated as a material breach of this AGREEMENT pursuant to the provisions of paragraph 6.1(a) herein. ABI will supply the LICENSEE with the initial ABI DATABASE within ten (10) working days of the Effective Date of this AGREEMENT.

4.2 ABI will supply LICENSEE with a monthly updated transaction file containing new adds, changes, and deletes of the ABI DATABASE throughout the term of the AGREEMENT. ABI shall not be required to deliver updates pursuant to this agreement during the period of

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.



     Switchboard's material breach of its payment obligations pursuant to
     Section 3, provided that ABI shall provide a current update upon Switchboard's cure of such breach.

4.3  The ABI DATABASE shall be delivered to and used exclusively at:

                      Switchboard, Inc.
                      ATTN: [**]
                      115 Flanders Road
                      Westboro, MA 01581

4.4 In the event that ABI achieves the ability to update the ABI DATABASE via electronic means and as a result could offer more frequent updates than as provided in paragraph 4.2 above, ABI shall provide LICENSEE access to said enhanced services.

5.   TERM.
     ----

5.1 The term of this AGREEMENT will be for one (1) year and shall commence on December 31, 1997 and terminate on December 30, 1998, and shall automatically renew for successive one year periods unless terminated by either party with sixty (60) days written notice.

6.   TERMINATION.
     -----------

6.1  Either party may terminate this AGREEMENT if the other party:

          (a) materially breaches any term or condition of this AGREEMENT (except as provided in paragraph 6.2 of this AGREEMENT) and fails to remedy such breach within thirty (30) days after written notice of such breach; or

          (b) becomes subject to any receivership, insolvency, bankruptcy, moratorium or similar proceeding for more than thirty (30) days.

6.2 Switchboard may terminate this AGREEMENT with sixty (60) days written notice if the quality of data supplied by ABI, as measured according to the provisions of APPENDIX E of this Agreement, falls below the minimum thresholds described therein. Any payments due by LICENSEE shall be prorated in the event that termination is to occur prior to the end of a calendar quarter.

6.3 Both parties will work together to reach a mutually agreeable solution to ABI's concerns regarding the unauthorized mining of data associated with business category searches. In the event a mutually agreeable solution can not be reached, ABI may terminate this AGREEMENT with ninety (90) days written notice. Any payments due by LICENSEE shall be prorated in the event that termination is to occur prior to the end of a calendar quarter.

6.4 Upon termination of this AGREEMENT for any reason, LICENSEE shall (i) ensure that all copies of the ABI DATABASE and any related data and information is deleted from its computers and the computers of any service provider or other third party who processed the

     ABI DATABASE for the LICENSEE; (ii) cease any and all use of the ABI DATABASE; (iii) return all copies, whether in print, tape or other media, of all or any part of the ABI DATABASE to ABI no later than five (5) days after termination of this AGREEMENT; and, (iv) certify in writing within ten (10) days after termination of this AGREEMENT that LICENSEE and its service providers have deleted or returned to ABI all copies of the ABI DATABASE.

6.5 Except as otherwise provided in this AGREEMENT, the remedies contained in this AGREEMENT are in addition to all other remedies available to either party at law or in equity.

7.   PROPRIETARY RIGHTS. The LICENSEE acknowledges that all rights, title and
     ------------------
     interest to the ABI DATABASE, regardless of the form of media in which it is contained, shall be retained by ABI, subject to the license granted to LICENSEE hereunder. Notwithstanding the foregoing or any other provision of this Agreement, as between the parties hereto, LICENSEE owns any changes to the data made by registered users of LICENSEE's SERVICE; ABI acknowledges and agrees that (i) LICENSEE may use the ABI DATABASE and/or such modified data for the purpose of enhancing the utility of the SERVICE for registered users of the LICENSEE; and (ii) such modifications made by registered users of LICENSEE's SERVICE shall not be deemed part of the ABI DATABASE, including as such term is used in this AGREEMENT.

8.   CONFIDENTIALITY. Except as required by law or any provision of this
     ---------------
     AGREEMENT (and then only after prior reasonable written notice thereof), the parties agree during the term of this AGREEMENT and for a period of one
     (1) year thereafter to retain in confidence and not disclose to any third party all confidential information whether tangible or intangible, or stored electronically or in magnetic media) received from the other party within the scope of this AGREEMENT, provided that if in tangible form, the confidential information is marked "Confidential," and that if in oral form, is identified as confidential at the time of disclosure and summarized in a writing which identifies such information as confidential within thirty (30) days after such oral disclosure. Information received from the other party shall be deemed confidential pursuant to this Section 8 except where the party receiving such disclosures can establish that: (i) such information was known to the receiving party prior to disclosure by the other; (ii) such information was known to the public prior to disclosure to the receiving party, or has become known to the public through no fault of the receiving party; (iii) such information was subsequently disclosed to the receiving party by a third party with a lawful right to make such disclosure without limitation on disclosure; or
     (iv) such information was independently developed by the recipient party without resort to the other party's confidential information. For purposes of this AGREEMENT, the parties expressly agree that the ABI DATABASE and its contents are confidential and proprietary to ABI.

9.   WARRANTY, DISCLAIMER LIMITATION OF LIABILITY, AND INDEMNIFICATION.
     -----------------------------------------------------------------

9.1 ABI represents and warrants that (a) it is authorized to enter into this Agreement, to grant the licenses and rights and perform its obligations herein; (b) the ABI DATABASE as licensed herein shall not infringe any copyrights, patents, trade secrets, or any intellectual property and privacy rights of any person or entity; (c) the ABI DATABASE is derived from public sources, that it uses reasonable efforts to screen unlisted telephone numbers therefrom, and that it will remove such data upon notice from LICENSEE; and (d) the ABI DATABASE will conform to the quality standards set forth in Appendix E.

9.2 Except as set forth in Section 9.1, the ABI DATABASE is licensed on an "AS IS" basis without guarantee. ABI does not guarantee that the ABI DATABASE will meet the LICENSEE's or USER's requirements; that it will operate in the combinations, or in the equipment, selected by the LICENSEE or USERs; or that its operation will be error-free or without interruption.

9.3 LICENSEE represents and warrants that it is authorized to enter into this AGREEMENT and to perform its obligations herein.

9.4 EXCEPT AS STATED HEREIN, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY.

9.5 EXCEPT FOR INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 9.7, IN NO EVENT SHALL EITHER PARTY'S LIABILITY HEREUNDER TO THE OTHER PARTY OR THIRD PARTIES CLAIMING THROUGH SUCH PARTY (WHETHER SUCH CLAIMS ARE BASED IN CONTRACT, TORT OR OTHERWISE), EXCEED the lesser of TWO HUNDRED THOUSAND DOLLARS ($200,000) or the amounts paid under this Agreement.

9.6 EXCEPT FOR INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 9.7, NEITHER PARTY SHALL BE LIABLE HEREUNDER TO THE OTHER PARTY OR THIRD PARTIES CLAIMING THROUGH SUCH PARTY FOR CONSEQUENTIAL, INDIRECT, SPECIAL, OR INCIDENTAL DAMAGES OR FOR ANY LOST PROFITS OR ANY CLAIM OR DEMAND OF A SIMILAR NATURE OR KIND, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.7 LICENSEE agrees to indemnify and hold ABI harmless from any and all third party claims, actions, demands, and liability, and from all losses, costs, or expenses, including reasonable attorneys' fees, in connection therewith (collectively herein, "Liabilities") which result from the use of the ABI Database through LICENSEE or from LICENSEE'S breach of the warranties set forth in Section 9.3, except to the extent in either case that such Liabilities result from ABI's breach of warranty, negligence, or willful misconduct.

9.8 ABI agrees to indemnify and hold LICENSEE harmless from any and all third party claims, actions, demands, liability, and from all losses, costs, or expenses, including reasonable attorneys' fees, in connection therewith (collectively herein, "Liabilities") which result from ABI's breach of the warranties set forth in Section 9.1, except to the extent that such Liabilities result from LICENSEE's breach of warranty, negligence, or willful misconduct.

10.  FORCE MAJEURE. Neither party shall be responsible for delays or failures in
     -------------
     performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not be limited to acts of God, riots, acts of war, and other disasters.

11.  ASSIGNMENTS. Neither party shall assign this AGREEMENT, or any rights or
     -----------
     obligations hereunder, except to an entity acquiring all or substantially all of the assets or stock of such party, without the prior written consent of the other party and any attempt to do so shall be void and of no effect. This Agreement shall be fully binding on any permitted assigns.

12.  MODIFICATION. No modification of this AGREEMENT shall be binding upon the
     ------------
     LICENSEE and ABI unless made in writing and signed by duly authorized officers of both parties.

13.  WHOLE AGREEMENT. This AGREEMENT and any Appendices attached hereto
     ---------------
     constitute the entire agreement between the parties and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof.

14.  WAIVERS. The failure of either party to require the performance of any term
     -------
     or condition of this AGREEMENT, shall not prevent any subsequent enforcement of this term or condition, nor shall it be deemed a waiver of any subsequent breach.

15.  GOVERNING LAW. This AGREEMENT shall be governed by and construed in
     -------------
     accordance with the laws of the State of Nebraska, without regard to Nebraska's conflicts of laws principles.

16.  SEVERABILITY. A decision by any court of competent jurisdiction
     ------------
     invalidating or holding unenforceable any part of this AGREEMENT will not affect the validity and enforceability of any other part of this AGREEMENT.

17.  NO THIRD PARTY BENEFICIARIES. This AGREEMENT is made solely and
     ----------------------------
     specifically between and for the benefit of the parties signatory hereto, and no other person or entity whatsoever shall have any rights, interests or claims hereunder or be entitled to any benefits under or on account of this AGREEMENT as a third party beneficiary or otherwise.

18.  NOTICES. All correspondence and data deliveries required by this AGREEMENT
     -------
     shall be addressed as follows:

     If to LICENSEE: Dean Polnerow
                     Senior Vice President
                     Switchboard, Incorporated
                     115 Flanders Road
                     Westboro, MA 01581

     with a copy to: Mary Regan
                     General Counsel
                     Switchboard Incorporated
                     115 Flanders Road
                     Westboro, MA 01581

     If to ABI:      Bill Kerrey, Sr. Vice President
                     American Business Information, Inc.
                     5711 South 86/th/ Circle, Box 27347
                     Omaha, NE 68127

     with a copy to: Michael C. Pallesen, Esq.
                     Corporate Counsel
                     American Business Information
                     5711 South 86/th/ Circle, Box 27347
                     Omaha, NE 68127

     Any notice required shall be given in writing and shall be deemed effectively given upon personal delivery, deposit in the U.S. post office as certified or registered mail or deposited in a private next day delivery service.

19.  RELATIONSHIP OF PARTIES. This AGREEMENT does not create a joint venture or
     -----------------------
     partnership between ABI and the LICENSEE, and each will act independently of the other. Neither party is empowered to bind or commit the other to any contract or other obligation.

20.  COMPLIANCE. With respect to its rights and obligations pursuant to this
     ----------
     Agreement, each party shall comply with all applicable federal, state and local laws, rules and regulations.

21.  TAXES. LICENSEE shall be responsible to pay all taxes of any type, nature
     -----
     or description (including, but not limited to, sale, use, gross receipts, excise, import, export, income and employment taxes); provided, however, LICENSEE shall not be responsible for any income taxes imposed upon ABI by any taxing jurisdiction, arising by virtue of the performance of this AGREEMENT.

                               READ AND APPROVED


SWITCHBOARD, INCORPORATED          AMERICAN BUSINESS INFORMATION, INC.

Signature /s/ Dean Polnerow        Signature /s/ Bill Kerrey

Dean Polnerow                      Bill Kerrey
-------------                      -----------
Name                               Name

Senior Vice President              Senior Vice President
---------------------              ---------------------
Title                              Title

    12/24/97                           12/30/97
---------------------              ----------------------
Date                               Date

                                  APPENDIX A
                                  ----------
                                 ATTACHMENT A
                                 ------------
                               SWITCHBOARD, INC.
                               -----------------
                        DATA ELEMENTS FOR BUSINESS FILE
                        -------------------------------

Name, Address and City should be mixed "Proper" case. Ascii, Fixed field, 4 MM dat.

Field           Name                    Length
Business Name/Professional Name             30
Address (Location)                          30
City                                        16
State                                        2
Zip Code                                     5
Zip 4                                        4
Phone                                       11
Last Name                                   14
First Name                                  11
Professional Title                           3
Professional Flag                            1
primary_sic                                  6
yellowpage_code                              5
franchise_code                               6
industry_spec_code                           1
filler                                       1
sec_sic_1                                    6
sec yellowpage_code_1                        5
sec_franchise_code 1                         6
sec industry spec_code_1                     1
filler                                       1
sec_sic_2                                    6
sec_yellowpage_code_2                        5
sec_franchise_code_2                         6
sec_industry_spec code 2                     1
filler                                       1
sec_sic_3                                    6
sec_yellowpage_code_3                        5
sec_franchise code 3                         6
sec_industry_spec_code_3                     1
filler                                       1
sec_sic_4                                    6
sec yellowpage_code_4                        5
sec franchise_code_4                         6
sec industry_spec_code_4                     1
filler                                       1
ABI #                                        9


Note: Code Master File, including Franchise Master and Industry Master is to be included.
Note: When there are multiple professional names for a business, the entire record is repeated.
Sort records by city within state, then by company name.

                                   APPENDIX A
                                   ----------
                                  ATTACHMENT B
                                  ------------
                               SWITCHBOARD, INC.
                               -----------------
                       DATA ELEMENTS FOR WHITE PAGES FILE
                       ----------------------------------

Sequence Number
First Name
Middle Initial
Last Name
Last Name Suffix
Primary Number
Pre Directional
Primary Name: RR, HC, General Delivery, Street Name
Street Suffix
Post Direction
Unit Type
Unit Number
City
State
Zip code
Zip + 4
Phone

Sort Sequence:
-------------
1.   Last Name
2.   First Name
3.   Middle
4.   Last name suffix
5.   Balance
Sort by city within state, then by last name

4MM, Ascii, Fixed field.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                                   APPENDIX B
                                   ----------
                               SWITCHBOARD, INC.
                               -----------------
                                  LICENSE FEES
                                  ------------

LICENSEE shall pay to ABI LICENSE FEES and shall provide Banner Advertising on its SERVICE as follows:

B.1.1 LICENSEE shall pay an annual database LICENSE FEE of [**] per year.

B.1.2 LICENSEE shall pay the first [**] payment of the LICENSE FEE within thirty days after the effective date, provide that ABI has delivered the initial ABI DATABASE to LICENSEE pursuant to Section 4.1. Thereafter, LICENSEE shall make quarterly payments of [**] in advance of each quarter due and payable on the last day of the previous calendar quarter for each year of the term of this AGREEMENT, provided that ABI shall have delivered all monthly updates to LICENSEE during such quarter and that ABI shall have invoiced LICENSEE for such payments. If ABI shall not have delivered all monthly updates by such time, LICENSEE's payment obligation shall be deferred until fifteen (15) days after all such monthly updates for the quarter have been delivered.

B.2.1 LICENSEE shall display a minimum of [**] impressions (page views) per month of ABI's Sales Leads and Business Profiles through Banner Advertisements on its SERVICE throughout the term of this AGREEMENT. ABI and LICENSEE will discuss the placement of the ABI Banner Advertisements within the LICENSEE'S SERVICE, however the final determination as to placement of such Banner Advertisements shall be LICENSEE's.

B.3.1 ABI shall provide to LICENSEE monthly updates of the ABI DATABASE [**] to LICENSEE.

                                  APPENDIX C
                                  ----------
                               SWITCHBOARD, INC.
                               -----------------
                               INTERNET SERVICE
                               ----------------

The following announcements shall appear on all search screens and response screens:

          "Business and Residential Information provided by American Business Information(R), Omaha, Nebraska, Copyright(C) 1997 All Rights Reserved."

       This announcement shall be hyperlinked to ABI's home page.

Attached are samples of how these buttons shall appear.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                                  APPENDIX D
                                  ----------
                    SWITCHBOARD INC. DATA MINING PROTECTION
                    ---------------------------------------

D.1.1 LICENSEE agrees to incorporate the following protection measures in connection with the SERVICE to prevent unauthorized downloading of mailing information which may harm ABI's business:

      A) Each query to the SERVICE shall be broken into a number of client/server requests. Only a small number of names will be returned per request to the SERVICE (for example, 8). This shall require repeated calls to be made to the SERVICE, which slows automated programs down and make detection of a violation easier.

      B) There will be an upper limit on the number of names returned from a single unmodified query ([**] on residential,[**] on business). Secure encryption keys with download limits will be issued by the service and attached to each request to the SERVICE to enforce this limit. The use of such keys will not require any special action on the part of the USER. Certain businesses categories will be subject to a further restriction of [**] records returned. ABI and LICENSEE shall work together to agree upon the further restricted categories. The parties have already agreed that Nationwide business name searches will be subject to the [**] record restriction.

      C) SERVICE logs will be continuously generated and will be reviewed manually or programmatically on a regular basis to look for patterns of abuse, particularly multiple queries from a single address. LICENSEE expects to build log analysis tools that can run automatically and flag potential violations based upon criteria such as frequency of queries from individual addresses.

      D) LICENSEE agrees to work with ABI in good faith throughout the term of the Agreement to prevent abuse by users attempting to collect names for the purposes of creating mailing lists, and agrees to implement mutually agreed upon additional safeguards to prevent such abuse.

                                   APPENDIX E
                                   ----------
                         ABI DATABASE QUALITY STANDARDS
                         ------------------------------

Switchboard will regularly review the quality of the ABI Database as delivered to Switchboard during the Term of this Agreement. The method for this review is described below.

1. Switchboard will spot check the ABI Database monthly with each delivery. Approximately 300 Switchboard members, and approximately 200 businesses will be chosen at random from a base of approximately 1 million. Members chosen will have supplied Switchboard with their current address and phone number information some time within the previous 18 months.

2. Switchboard will use a "reverse lookup" technique to verify the information in the ABI Database. Using a software tool, Switchboard will input the phone number in a query and analyze the resulting information for that phone number from the ABI Database. The results will be scored according to partial and complete matches.

3. Starting with the third month of this Agreement, if the score negatively deviates more than 15% in any given month from the average score for all previous months, Switchboard will do a more comprehensive test on the ABI Database, using the same technique but with a substantially larger sample size.

4. If the score on the subsequent test negatively deviates more than 15% from the average score from all previous months, then Switchboard shall notify ABI in writing of the suspected deficiency in the ABI Database quality.

5. ABI agrees to quickly work with Switchboard to identify the source of the deficiency and agrees to correct the problem, if one exists, with a new delivery of the ABI Database within thirty (30) days.

6. If the deficiency cannot be corrected within thirty (30) days, and a mutually agreeable solution cannot be identified, Switchboard shall have the right to terminate this Agreement with sixty (60) days written notice to ABI.

                          AMENDMENT NUMBER ONE (1) TO

                           DATABASE LICENSE AGREEMENT

     This is AMENDMENT Number One (1) (the "AMENDMENT") to the Database License Agreement, between Switchboard Incorporated (LICENSEE), and infoUSA Inc, formerly American Business Information, Inc. ("INFOUSA") dated December 31, 1997, (the AGREEMENT) and is effective as of the later of the two signature dates below (the "Amendment Effective Date").

     The parties desire to amend the AGREEMENT to provide, among other things, for:

     (i)  An extension of the term of the AGREEMENT through December 31, 1999;
          and

     (ii) The incorporation of a link to INFOUSA'S LIST EXPRESS products (as defined below) from LICENSEE'S SERVICE.

     The parties hereby agree to the following amendments to the AGREEMENT:

1) Unless otherwise set forth herein,, all capitalized terms shall have the meanings ascribed to them in the AGREEMENT.

2)  The following definition is added to Section 1 of the AGREEMENT:

          1.5 LIST EXPRESS allows the USER to purchase data from the INFOUSA DATABASE in a mailing list format.

3) APPENDIX F, which sets forth the requirement for incorporating INFOUSA's LIST EXPRESS hyper-linked button to the SERVICE is added to the AGREEMENT following APPENDIX E. APPENDIX F is attached hereto and incorporated herein by this reference.

4)  Paragraph 1.4 is amended by adding subparagraph c) as follows:

     c) With respect to LIST EXPRESS products, the term SERVICE specifically excludes any third-party websites linking to http://www.switchboard.com,
                                                  --------------------------
     through co-branded interfaces or otherwise, on which LICENSEE or such third party does not wish to promote LIST EXPRESS products.

5) Paragraph 2.5 is amended by changing the copyright notice by substituting infoUSA for American Business Information and the date to 1998, and adding the following paragraph to Paragraph 2.5:

          "In the event that INFOUSA makes reasonable changes to its copyright or other proprietary legal notices set forth herein, LICENSEE agrees to incorporate the changes into its SERVICE within thirty (30) days of INFOUSA's prior written notice of such change."

6) Paragraph 3.1 is amended by changing "ABI's Sales Leads and Business Profiles" to "INFOUSA's List Express and Profile Express".

7)  Paragraph 4.2 is amended and replaced in its entirety as follows:

          "INFOUSA will supply LICENSEE with a monthly updated full-file to the business portion of the INFOUSA DATABASE (the "Business File") described in Attachment A to APPENDIX A, and a monthly updated full-file to the residential portion of the INFOUSA DATABASE (the "White Pages File") described in Attachment B to APPENDIX A throughout the term of the AGREEMENT. After LICENSEE's notice of its election to have the Business File delivered in transaction-file form, containing only new adds, changes and deletes, INFOUSA shall deliver such monthly updates in such requested transaction-file form, provided that such election shall take effect no sooner than thirty (30) days after notice from LICENSEE. LICENSEE will receive transaction-file updates for the White Pages File when the file becomes available, provided that LICENSEE has given INFOUSA written notice of its election to receive the White Pages File in such format. As of the date of delivery of any updated file pursuant to this Section 4.2, the delivered portion of the INFOUSA DATABASE shall be as complete and accurate as that made available by INFOUSA to its own users or other third parties. INFOUSA shall not be required to deliver updates pursuant to this AGREEMENT during the period of LICENSEE's material breach of its payment obligations pursuant to Section 3, provided that INFOUSA shall provide a current update upon LICENSEE's cure of such breach."

8)  Paragraph 5 is amended and replaced in its entirety to read:

          "The term of this AGREEMENT shall commence on December 31, 1997 and expire on December 31, 1999 and shall automatically renew for successive one year periods unless terminated by either party with sixty (60) days written notice."

9)  Section 6 is hereby amended by adding the following Paragraph 6.6:

          "In the event that either party materially breaches Section B.3.1 of Appendix B or any provision of Appendix F, in each case as amended by this Amendment Number One, the other party shall have a right to terminate only that portion of the AGREEMENT which relates to LIST EXPRESS products, which shall be deemed to be only the provisions referenced in this sentence. Breach of such stated provisions shall in no event be cause for termination of the AGREEMENT. Termination of the LIST EXPRESS portion of the AGREEMENT shall take effect only after the non-breaching party provides the breaching party with thirty (30) days prior written notice of such breach and the breaching party fails to remedy such breach within such notice period."

10) The following paragraph is added to Section 9 of the AGREEMENT:

          9.9. INFOUSA's Internet division will place an opt in function on the registration screen so that a customer may choose to be included in regular communications from INFOUSA or SWITCHBOARD. Customer who opt out will not be included in these solicitations.

11) APPENDIX B is replaced in its entirety with the amended APPENDIX B attached to this AMENDMENT incorporated herein by this reference.

12) Wherever in the AGREEMENT the name "American Business Information, Inc." ("ABI") appears, the name "infoUSA Inc.", is hereby substituted therefor. All references to INFOUSA are hereby deemed to be references to infoUSA. Wherever in the AGREEMENT the term, "ABI DATABASE" appears, the term, "INFOUSA DATABASE" is hereby substituted therefor.

13) Except as set forth in this AMENDMENT, the AGREEMENT shall remain unchanged and in full force and effect.

WHEREBY, the parties enter into this AMENDMENT as of the later of the two signature dates below.

SWITCHBOARD INCORPORATED                       infoUSA, INC.

Signature /s/ Dean Polnerow                    Signature /s/ Bill Kerrey

Dean Polnerow                                  Bill Kerrey
---------------------                          ---------------------
Name                                           Name

Senior Vice President                          Senior Vice President
---------------------                          ---------------------
Title                                          Title

    12/24/97                                        12/30/97
---------------------                          ---------------------
Date                                           Date

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                                   APPENDIX B
                                   ----------

                               SWITCHBOARD, INC.
                               -----------------

                                  LICENSE FEES
                                  ------------

LICENSEE shall pay to INFOUSA LICENSE FEES and shall provide Banner Advertising on its SERVICE as follows:

B.1.1     LICENSE FEES.
          ------------

       a) LICENSEE shall pay an annual, database LICENSEE FEE of [**] for the first year of the term of the AGREEMENT. INFOUSA shall provide to LICENSEE monthly updates of the INFOUSA DATABASE at no additional fee to LICENSEE.

       b) For the second year of the term (12/30/98 - 12/31/99) LICENSEE shall pay an annual, LICENSE FEE of [**] which includes a monthly update FEE totaling [**] for the second year term of the AGREEMENT for the updated versions of the INFOUSA DATABASE described in Paragraph 4.2.

B.1.2     PAYMENT SCHEDULE.
          ----------------

       a) For the first year of the term, LICENSEE shall pay the first [**] payment of the LICENSE FEE within thirty days after the effective date, provided that INFOUSA has delivered the initial INFOUSA DATABASE to LICENSEE pursuant to Section 4.1. Thereafter, LICENSEE shall make quarterly payments of [**] in advance of each quarter due and payable on the last day of the previous calendar quarter for each year of the term of this AGREEMENT, provided that INFOUSA shall have delivered all monthly updates to LICENSEE during such quarter and that INFOUSA shall have invoiced LICENSEE for such payments. If INFOUSA has not delivered all monthly updates by such time, LICENSEE's payment obligation shall be deferred until fifteen (15) days after all such monthly updates for the quarter have been delivered.

       b) For the second year of the term, LICENSEE shall pay the first [**] payment of the LICENSE FEE within thirty days after the Amendment Effective Date. Thereafter, LICENSEE shall make quarterly payments of [**] in advance of each quarter due and payable on the last day of the previous calendar quarter for each year of the term of this AGREEMENT, provided that INFOUSA shall have delivered all monthly updates to LICENSEE during such quarter and that INFOUSA shall have invoiced LICENSEE for such payments. If INFOUSA has not delivered all monthly updates by such time, LICENSEE's payment obligation shall be deferred until fifteen (15) days after all such monthly updates for the quarter have been delivered.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

B.2.1  BANNER ADVERTISING.
       ------------------

       LICENSEE shall display an aggregate minimum of [**] impressions (page views) per month of INFOUSA's List Express and Profile Express through Banner Advertisements on its SERVICE throughout the term of this AGREEMENT. INFOUSA and LICENSEE will discuss the placement of the INFOUSA Banner Advertisements within the LICENSEE'S SERVICE, however the final determination as to placement of such Banner Advertisements shall be LICENSEE's.

B.3.1. REVENUE SHARE FOR HYPERLINKED BUTTONS.
       -------------------------------------

       INFOUSA will pay LICENSEE a royalty of [**] of "Net Revenue" for all sales generated from the hyperlink to INFOUSA's web-site from the month in which such net revenues were collected, which payment shall be made within thirty (30) days after the end of the month such Net Revenues were collected. "Net Revenue" means the revenue collected by INFOUSA, less any third-party commissions or fees applicable to such sales. INFOUSA will report monthly to LICENSEE showing Net Revenue and, in reasonably sufficient detail, the calculation of royalties due hereunder.

                                  APPENDIX F
                                  ----------

                               SWITCHBOARD, INC.
                               -----------------

                                 LIST EXPRESS
                                 ------------

F.1  HYPER-LINKED ICON
     -----------------

The LICENSEE shall post on the screens of its SERVICE the following "hyperlinked" button for LIST EXPRESS products as set forth below:

For every business category search in the SERVICE, which results in more than one page of search results, LICENSEE will feature a hyper-linked icon on the bottom of the second screen of search results. LICENSEE may feature such hyper-linked icon on other pages of the SERVICE at LICENSEE'S sole discretion. LICENSEE may change the placement of any hyper-linked icons in connection with any change to the functionality or look and feel of the SERVICE.

The hyper-linked icon will contain a text message to be agreed upon by both parties. An example would be "Download All Found Records ($)".

The hyper-linked icon will link the USER'S search criteria and attach to the following URL: [______] (To be provided by INFOUSA) or, at LICENSEE's election, to an interim co-branded page hosted by LICENSEE from which a USER can link to the foregoing URL.

F.2  CO-BRANDED PAGES.
     ----------------

The hyper-linked icon referenced in APPENDIX F will link USERS to the web pages hosted by INFOUSA which contain equal branding of LICENSEE and INFOUSA (" Co-Branded Pages.") All pages accessible to Users directly or indirectly through such hyper-linked icons shall feature: (i) the co-branding referenced in the prior sentence, (ii) mutually agreeable navigation buttons allowing Users to link back to the LICENSEE's SERVICE. Neither the hyperlinked icon described in Section F.1 above nor the Co-Branded Pages shall allow USERS to link directly or indirectly to any content on the INFOUSA web site other than content directly associated with the description, promotion or sale of LIST EXPRESS products.

F.3  SAMPLE SCREEN SHOT(S).
     ---------------------

Sample screen shots from the Co-Branded Pages are attached hereto as Attachment
A.

F.4  CONTRACTS; BILLING INFORMATION.
     ------------------------------

All contracts for the sale of LIST EXPRESS products shall be directly between INFOUSA and USERS. LICENSEE shall not be a party to such contracts. As between the parties hereto, INFOUSA shall be solely responsible for the performance of such contracts, and for the billing and collection of amounts due thereunder. All billing information collected by INFOUSA including USER name, address, telephone number and email address will be forwarded to LICENSEE on a monthly basis.

F.5  LICENSEE REPORTING.
     ------------------

LICENSEE will report monthly to INFOUSA showing total click-through rate from the hyperlinked icon referenced in paragraph F.1.

FINAL
Confidential Materials omitted and filed separately with the Securities and
                          Exchange Commission.
                        Asterisks denote omissions.

                                1999 RENEWAL to
                          DATABASE LICENSE AGREEMENT

     This is a Renewal to the Database License Agreement between Switchboard Incorporated ("Licensee") and infoUSA Inc ("infoUSA) dated December 31, 1997, as amended September 28, 1998 (the "Agreement"). This Renewal is effective as of December 31, 1999 (the "Renewal Effective Date").

     The parties desire to renew the Agreement as follows:

1) Unless otherwise set forth herein, all capitalized terms shall have the meanings ascribed to them in the Agreement. Wherever in the Agreement the name "American Business Information, Inc." ("ABI") appears, the name "infoUSA Inc.", is hereby substituted therefor. All references to ABI are hereby deemed to be references to infoUSA. All references to "License Fees" hereinafter are referenced as "CPM Royalties". Unless referenced below, all terms and conditions of the Agreement are unchanged.

2) Paragraphs 1.4 and 1.5, DEFINITIONS, are replaced in their entirety as follows:

     1.4 "SERVICE or "Service" refers to Licensee's Internet directory service which will incorporate the infoUSA Database as described in Appendix C -
     Renewal:

     1.5 "Buttons" refers to hyperlinked icons or text links displayed on Licensee's Service which allow Users access to specified pages of the infoUSA web site where they can purchase infoUSA products and services electronically as described in Appendix F -Renewal.

     1.6 "Direct Competitor(s)" shall mean [**], and any other parties which directly compete, as a primary part of their business, with infoUSA in the data compilation or direct marketing industry, provided that infoUSA has given Licensee prior written notice during the term of this Agreement that such parties are to be deemed "Direct Competitors" of infoUSA for the purposes hereof.

3)   Paragraphs 2.1 and 2.5, LICENSE, are replaced in their entirety as follows:

     2.1 Subject to the terms and conditions of this AGREEMENT, infoUSA grants LICENSEE a limited non-exclusive, non-transferable license during the term of this AGREEMENT to incorporate the infoUSA DATABASE into the SERVICE in the manner described in Appendix C.

     1.5 LICENSEE agrees to provide appropriate legal notices relevant to the infoUSA DATABASE on the SERVICE as described in Appendix C.

4)   Paragraph 2.4 is hereby amended by adding the following paragraph 2.4(a):

"infoUSA acknowledges that its failure to provide the infoUSA Database or any updates thereto in accordance with the terms of this Agreement may cause irreparable harm and injury to Licensee for which there is no adequate remedy at law. In addition to all other remedies available under this Agreement, at law or in equity, infoUSA further agrees that Licensee shall be entitled to seek injunctive relief in the event that infoUSA fails to provide the infoUSA Database or any updates thereto in accordance with the terms hereof and fails to cure within thirty (30) days after notice of such violation from Licensee."

5) Paragraph 2.7(b) is hereby amended by deleting the second sentence and replacing it with the following:

     "Unauthorized usage shall be defined to include any downloading or printing of the infoUSA Database in whole or in part (except as expressly authorized by this Agreement) and any other use which is either expressly prohibited by this Agreement or not specifically authorized by this Agreement."

6)   Paragraphs 3.1 and 3.2 are hereby deleted in its entirety.

7)   Paragraph 4.3 is hereby amended by adding to the end:

     "provided that Switchboard may use the infoUSA Database at hosting locations for the primary and back-up Licensee sites for the Service, which locations are listed on Appendix G. Licensee will provide infoUSA written notice of any changes or additions to the locations shown on Appendix G.

8)   Paragraph 4.4 is deleted in its entirety.

9)   Paragraph 5.1, TERM, is replaced in its entirety as follows:

5.1 The term of this AGREEMENT will be for three (3) years and shall commence on December 31, 1999 and terminate on December 30, 2002 ("Term").

Thereafter, the Agreement shall automatically renew for successive one-year periods (each a "Renewal Term") unless written notice of non-renewal is given by either party at least sixty (60) days prior to the expiration of the then-current Term or Renewal Term.

At least 120 days prior to the expiration of the then-current Term (or Renewal
Term), the parties shall negotiate the terms which will be applicable during the following Renewal Term.

10)  Paragraph 6.3 is hereby deleted in its entirety.

11)  The following paragraph 6.6 is added to section 6, TERMINATION:

     6.6 infoUSA may terminate this Agreement immediately upon written notice if Licensee materially and willfully breaches this Agreement by participating in any unauthorized use of the infoUSA Database, or the infoUSA Brand Features in a way that significantly harms infoUSA's business or intellectual property rights, provided that Licensee fails to remedy such breach within ten (10) days of written notice of such breach, which notice expressly states that it is given pursuant to this Section 6.6 which allows only ten (10) days to cure.

     Either party may terminate this Agreement with 90 day prior written notice, if (a) all or substantially all of the assets of Licensee are sold, assigned or otherwise transferred to a Direct Competitor (as defined in paragraph 1.6 above) (b) 50% or more of the equity securities or voting interests of Licensee or the ultimate parent of Licensee is sold, assigned or otherwise transferred in a single transaction or a series of related transactions to a Direct Competitor; or (c) Licensee or its ultimate parent is a party to a merger, consolidation or other similar transaction with a Direct Competitor.

     infoUSA may terminate this Agreement with 90 day prior written notice if Licensee has materially breached any term or condition of this Agreement on 3 or more occasions in any one year of the Agreement, even if previous breaches were cured in accordance with the provisions of Paragraph 5.1(a), provided that infoUSA provided Licensee with written notice of each breach within a reasonable time after infoUSA's discovery of such breach.

     If Licensee feels the quality of the infoUSA Database is less than the quality of previous versions of the infoUSA Database or than that of a competitor database, Licensee will provide written notice to infoUSA. Upon infoUSA's receipt of Licensee's notice, the parties will discuss Licensee's database issues, and infoUSA will have 90 days from the conclusion of discussions to remedy the quality issues raised by Licensee, provided that infoUSA shall use commercially reasonable efforts to remedy such quality issues as soon as practicable. If, after such 90 day period Licensee is not satisfied with the improvements made by infoUSA, Licensee may terminate the Agreement with 90 day prior written notice to infoUSA.

12)  Paragraph 9.1 is amended by adding subparagraph (e) as follows:

     and (e) infoUSA will provide Licensee the most current, accurate and complete information infoUSA has available for license.

     Paragraph 9.3 is replaced in its entirety as follows:

     9.3 Licensee warrants and represents that it (a) it has the necessary power and authority to enter into and perform its obligations under this Agreement and has properly authorized the same by all requisite action; and (b) it has all necessary rights to accept the license granted to Licensee under this Agreement.

13)  Paragraph 9.5 is replaced in its entirety as follows:

     EXCEPT FOR INDEMNIFICAITON OBLIGATIONS PURSUANT TO SECTION 9.7, IN NO EVENT SHALL EITHER PARTY'S LIABILITY HEREUNDER TO THE OTHER PARTY OR THIRD PARTIES CLAIMING THROUGH SUCH PARTY (WHETHER SUCH CLAIMS ARE BASED IN CONTRACT, TORT, OR OTHERWISE) EXCEED THE CPM ROYALTIES PAID OR PAYABLE BY LICENSEE TO INFOUSA DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION AROSE.

14) Paragraphs 9.7 and 9.7[sic] are hereby replaced in their entirety as follows:

     8.7 LICENSEE agrees to indemnify, defend and hold infoUSA harmless from any and all third party claims, actions, demands, and liability, and from all losses costs, or expenses, including reasonable attorneys' fees, in connection therewith (collectively herein, "Liabilities") which result from
     (i) Licensee's breach of any terms, conditions, or warranties under this Agreement; or (ii) any infringement or alleged infringement by the Service (specifically excluding any content provided by infoUSA) of any third party's trademark, copyright, trade secret, patent, or other intellectual property right, except to the extent in either case that such Liabilities result from infoUSA's breach of warranty, negligence, or willful misconduct.

9.8 infoUSA agrees to indemnify, defend and hold Licensee harmless from any and all third party claims, actions, demands, and liability, and from all losses costs, or expenses, including reasonable attorneys' fees, in connection therewith (collectively herein, "Liabilities") which result from (i) infoUSA's breach of any terms, conditions, or warranties under this Agreement; or (ii) any infringement or alleged infringement by the infoUSA Database (specifically excluding any content provided by Licensee) of any third party's trademark, copyright, trade secret, patent, or other intellectual property right, except to the extent in either case that such Liabilities result from Licensee's breach of warranty, negligence, or willful misconduct.

15)  Paragraph 11, ASSIGNMENTS, is replaced in its entirety as follows:

     Neither party shall assign this AGREEMENT, or any rights or obligations hereunder, except to an entity acquiring all or substantially all of the assets or stock of such party (unless such entity is a "Direct Competitor" of infoUSA) without the prior written consent of the other party and any attempt to do so shall be void and of no effect. This Agreement shall be fully binding on any permitted assigns.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

16)  The following changes are made to paragraph 18, NOTICES:

     If to Licensee: Switchboard Incorporated
                     115 Flanders Road
                     Westboro, MA 01581
                     Attn: President
                     Fax No: (508)870-2000

     With a copy to: Switchboard Incorporated
                     115 Flanders Road
                     Westboro, MA 01581
                     Attn: General Counsel
                     Fax No: (508)870-2000


     If to infoUSA:  infoUSA Inc.
                     5711 S. 86 Circle
                     Omaha, NE 68127
                     Attn: Director, Internet License Division
                     Fax No.: (402) 331-4950

     with a copy to: infoUSA Inc.
                     5711 S.86 Circle
                     Omaha, NE 68127
                     Attn: Corporate Counsel
                     Fax No.: (402) 537-6197

     From time to time, infoUSA receives urgent requests to remove or modify certain listings. In such cases, Licensee can be contacted via e-mail at
                                                                ----------
     the following address or such other email address provided by Licensee: For both business and residential: [**] @switchboard.com with a copy to for business listing updates: bus_and for residential updates: webmaster@switchboard.com.

17) The following Appendices to the Agreement remain unchanged, but are attached:

     Appendix A, Data Elements
     Appendix D, Data Mining Protection
     Appendix E, infoUSA Database Quality Standards

FINAL
Confidential Materials omitted and filed separately with the Securities and
                          Exchange Commission.
                        Asterisks denote omissions.

18) The following Appendices to the Agreement are replaced in their entirety or added to this Renewal:

     Appendix B, License Fees is replaced with Appendix B-Renewal, CPM Royalties & License Fees
     Appendix C, Internet Service is replaced with Appendix C-Renewal, Internet Service
     Appendix F, List Express is replaced with Appendix F-Renewal, Merchandizing Appendix G, Licensee's Hosting Locations


19) Except as set forth in this Renewal, the Agreement shall remain unchanged and in full force and effect.

In consideration of the foregoing promises and covenants, and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, the parties enter into this Renewal as of December 31, 1999 ("Renewal Effective Date").

                               READ AND APPROVED

Switchboard Incorporated, Licensee              infoUSA Inc.

Signature /s/ Dean Polnerow                     Signature /s/ William J. Chasse

Dean Polnerow                                   William J. Chasse
-------------                                   -----------------
Name                                            Name

President                                       President & CEO, infoUSA.com
---------                                       ----------------------------
Title                                           (a division of infoUSA Inc.)

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                              APPENDIX B - RENEWAL
                               SWITCHBOARD, INC.
                                 CPM ROYALTIES
                                 -------------

Licensee shall pay to infoUSA CPM Royalties as follows:

1) CPM ROYALTIES: Subject to adjustment in accordance with Section 2 below, Licensee shall pay infoUSA "CPM Royalties" based on the number of "Pages" as displayed to Users of the Service. "Page" is defined as any display of [**] Listings (as defined in Appendix C.1a - c), specifically excluding any web pages or other displays accessed through clicking on a Listing. For each Page viewed, Licensee will pay infoUSA:

          a) For the Service (other than as set forth in Paragraph 1(b) below:

          Less than [**] in CPM Royalties: [**] per thousand)
          More than [**] in CPM Royalties: [**] per thousand)

          b) For Wireless and XML Applications (as defined in C.1.d of appendix
             C):

             [**] per thousand)

2) MINIMUM CPM ROYALTIES AND CAP: If the CPM Royalties otherwise payable pursuant to Section 1 are less than the applicable Annual Minimum Royalties set forth in this Paragraph, Licensee shall be obligated to pay the applicable Annual Minimum Royalties. If the CPM Royalties otherwise payable pursuant to Section 1 are more than the applicable Annual Minimum Royalties, then Licensee shall pay the CPM Royalties as calculated pursuant to Section 1, but only up to, and not exceeding, the applicable Annual Cap set forth in this Paragraph.

                     Annual     Annual   Quarterly
          Year      Minimum    Royalty   Minimum
                   Royalties     Cap      Payment
          ----------------------------------------

          1          [**]        [**]      [**]
          2          [**]        [**]      [**]
          3*         [**]        [**]      [**]

          *The parties may review and renegotiate the Annual Minimum CPM Royalties and Annual Cap prior to the second anniversary of the Renewal Effective Date of this Agreement.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

3) PAYMENT OF CPM ROYALTIES. Licensee shall pay infoUSA the CPM Royalties in accordance with sections 1 and 2 of this Appendix B, as follows:

     Licensee shall pay the Annual Minimum Royalties in the Quarterly Minimum Payments as set forth in Section 2. Except for the first Quarterly Minimum Payment, which shall be payable within thirty (30) days after the Renewal Effective Date, Licensee shall pay each Quarterly Minimum Payment prior to the last day of the previous calendar quarter, provided that (a) infoUSA has delivered the initial INFOUSA DATABASE or all monthly updates for the quarter, as applicable, to Licensee pursuant to Section 4; and (b) infoUSA shall have invoiced Licensee for such payments at least thirty (30) days prior to the end of such previous calendar quarter. If infoUSA has not delivered all monthly updates or any invoice by such time, Licensee's payment obligation shall be deferred until fifteen (15) days after all such monthly updates for the quarter and the invoice have been delivered. Within thirty (30) days after the end of each one-year period of this Agreement, Licensee shall pay infoUSA the difference, if any, between the CPM Royalties payable pursuant to Section 1 of this Appendix B, and the Annual Minimum Royalties paid by Licensee applicable to such one-year period. In no event shall Licensee be obligated to pay any amount exceeding the Annual Cap for any one-year period or any other license or other fees not expressly set forth in this Appendix B.

4) REPORTING: Within thirty (30) days following the close of each month during the term of this Agreement, Licensee will supply infoUSA with a CPM Report setting forth the number of Pages viewed by Users, the breakdown between Pages on the Service and those displayed through Wireless and XML Applications, and the applicable CPM rate applied pursuant to Section 1(a) of this Appendix B.

5) UPDATES: There will be [**] the monthly updates of the infoUSA Database. In the event infoUSA offers updates of the infoUSA Database on a more frequent basis than monthly to any other licensees, whether via electronic means or otherwise, infoUSA shall notify Licensee, and Licensee may elect to receive updates with the same frequency and/or in the same electronic format offered to such other licensees.

6) BUTTONS REVENUE SHARE DUE TO LICENSEE: infoUSA will pay Licensee on a quarterly basis, a royalty equal to [**] of Net Revenues from sales to Users who accessed infoUSA's web site through the Buttons (described in Appendix F).

     "Net Revenue" means the amounts collected by infoUSA from such sales, less any third-party commissions or fees applicable to such sales. infoUSA will report quarterly to Licensee showing the Net Revenue and applicable third party commissions or fees in reasonably sufficient detail to allow verification of the calculation thereof.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

7) AUDIT: Each party hereto shall permit the other party, through an independent certified public accountant reasonably acceptable to the audited party, to audit its accounts, books and records, as they relate to the audited party's obligation to make payments hereunder (or, in the case of the Licensee, as they relate specifically to the number of co-branding relationships of Licensee). Such audits shall be at the expense of the auditing party and shall be made only upon reasonable notice. The right granted under this Section shall exist during the term of this Agreement and for one year thereafter. Upon concluding any audit, the auditing shall notify the other party of the results thereof. In the event that the auditing party notifies the other that an adjustment must be made to the royalties or payments previously paid by such audited party hereunder, the parties shall use their best efforts in good faith to agree upon the amount of any such adjustment. Any such adjustment shall be paid within 5 business days after such agreement is reached. In the event the parties agree that the total amount of royalties or payments previously paid was less than the amount required to be paid under this Agreement and such deficiency is 10% or more of the amount previously paid, the audited party shall pay the reasonable and actual audit costs incurred by the auditing party.

8) ADDRESS BOOK ROYALTIES: In connection with Address Book features set forth in Section C.1.f.(iii) of Appendix C, (in which more than [**] Listings and/or Records may be downloaded into the Address Book), Licensee will pay infoUSA an additional [**] per thousand) on CPM Royalties attributable to Pages of Listings and/or Records displayed by Licensee to Users of such third party Co-Branded Sites or Wireless or XML Applications.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

                             APPENDIX C - RENEWAL
                             --------------------
                               SWITCHBOARD, INC.
                               -----------------
                         THE INTERNET DIRECTORY SERVICE
                         ------------------------------

C. Licensee may reproduce, distribute, display and transmit (collectively, "Display") the infoUSA Database in electronic form as a part of the Service (defined below) and may permit Users to search for, locate and subsequently view, download and print (with the right to actively enable Users to download and print limited to the Address Book applications only) (collectively "Access") such infoUSA Database.

C.1 The Service: The Service is an Internet directory service known as of the Renewal Effective Date as "Switchboard," "Switchboard.com," and/or "CBS Switchboard.com", and also includes other Licensee- owned or operated web sites which offer similar business and residential directory services (expressly including, without limitation, Licensee's "Maps On Us" web site and service), which enable Users to Access, at no charge, information on businesses and persons from the infoUSA Database in the following manner:

 a. SEARCHES BY NAME OR REVERSE-SEARCHES BY TELEPHONE NUMBER

 .   The Service shall permit Users to search by a business or persons' name or by telephone number by a city name, metropolitan statistical area ("MSA") or other local geographic area, or state.

 .   In response to a search by name or phone number, the Service may display a
    "Page" of listings of persons or businesses which show name, street address, city, state, and/or phone number and, for only the first [**] listings displayed in response to a single search, zip code (no infoUSA number)(each such listing is hereinafter referred to as a "Listing").

 .   A User may click on a Listing in order to view a Page showing a single record which includes zip code and infoUSA number (each such record is hereinafter referred to as a "Record").

 .   No Page shall show more than [**] Listings at one time.

b.  SEARCHES BY BUSINESS CATEGORY

 .   The Service shall permit Users to search by one business category at a time by a city name, metropolitan statistical area ("MSA") or other local geographic area, state, or proximity from a location Nationwide searches within a business category shall be prohibited unless the User includes a business name as described in subparagraph c below.

    In response to a search by a business category, the Service may display a Page of listings of businesses which show name, street address, city, state and/or phone number and, for only the first [**] listings displayed in response to a single search, zip code (no infoUSA number)(each such listing is hereinafter referred to as a "Listing".

 .   A User may click on one of the Listings to view one business record on a
    Page which includes zip code and infoUSA number (a "Record").

 .   No page shall show more than [**] Listings.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

c.  NATIONWIDE SEARCHES BY NAME or by BUSINESS NAME & CATEGORY

 .   The Service shall permit Users to search nationwide by a business or persons' name, or by business category and business name. (Nationwide
                                           ---
    searches solely by business category are expressly prohibited)

 .   In response to a nationwide search by a person's or business name or, by business name and category, the Service may display a Page of listings of persons or businesses with the same or similar names which show name, street address, city, state and/or phone number and, for only the first [**] listings displayed in response to a single search, zip code (no infoUSA number)(each such listing is hereinafter referred to as a "Listing").

 .   A User may click on one of the Listings to view one business or person's record on a Page which includes zip code and infoUSA number (a "Record").

 .   No page shall show more than [**] Listings.

       From time to time, infoUSA may provide written notice to Licensee regarding a change to the search and display provisions described herein, and Licensee agrees to discuss in good faith the feasibility of making such changes, but will be under no obligation to make such changes.

d. In addition to the services specified in Section C.1. of this Appendix C, the Service shall also be deemed to include the following: (i) additional enhanced Services developed by LICENSEE, including but not limited to Lightweight Directory Assistance and Protocol Directory Assistance, as well as Intranet Directory Assistance for corporate USERS; (ii) applications that allow API access to search results/content from the infoUSA Database as used in the Licensee's services referenced in Section C.1 through wireless devices and/or other types of applications that are designed to accept XML results (collectively, "Wireless and XML Applications"); and (iii) third party web sites to the extent that they access the ABI Database through links to the Licensee's services in accordance with Section C.3.

e. At Licensee's option, Licensee may post navigation buttons which allow its Users to link back to the SERVICE from the infoUSA web site.

f. ADDRESS BOOK FEATURE: The Service may include a feature which allows each User to download Listings and/or Records from the infoUSA Database for incorporation, possibly along with other information, into the User's personal address book ("Address Book") for such User's personal use, subject to the following restrictions:

       (i) For the Service (including Co-Branded sites and Wireless and XML Applications), where Licensee provides the technology for the Address Book feature: For searches other than reverse searches by telephone number, Licensee shall use commercially reasonable efforts to limit Users to downloading and storing [**] Listings and/or Records into such Address Book, including the requirement that Users select individual Listings and/or Records on a one-by-one basis into the Address Book.

 Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.
                          Asterisks denote omissions.

     (ii) For the Service (including Co-Branded sites and Wireless and XML Applications) where Licensee or a third party provides the technology for the Address Book Feature: For reverse-searches by telephone number, Users shall not be subject to the [**] Listing and/or Record restriction set forth in (i) above.

     (iii) For those Co-Branded sites and Wireless and XML Applications where Licensee does not provide the technology for the Address Book feature, and the Address Book permits Users to download and store more than [**] Listings and/or Records, Licensee shall pay infoUSA the applicable Address Book Royalty described in Section 8 of Appendix B - Renewal.

C.2  LEGAL, COPYRIGHT AND OTHER NOTICES

Each search results page on a standard computer display containing infoUSA Content will continuously display the following logo, copyright notice, and "click here" language:

     data by
        [LOGO OF INFOUSA]

     Click here for sales leads, mailing lists and business credit reports.
     ----------

The infoUSA logo will provided by infoUSA. and will be 113 pixels x 54 pixels in size.

Search results from the infoUSA Database displayed other than on a standard computer display (for example, on a wireless device such as a pager or mobile phone) shall contain the following textual copyright notice in a manner, size, and placement which is reasonable given the type of display: "Listings by infoUSA, O 1999".

Listing: A Listing(s) will appear as follows (except that Licensee may elect to display less information to Users as part of the Listing or to format information differently) , with the zip code displayed only for the first 10 Listings in response to a single search:

     XYZ Company
     123 Main Street
     Anywhere, USA [98765]
     (123)456-7890

Record: A Record will appear as a result of a User clicking on a Listing, with the infoUSA number displayed in connection therewith:

     XYZ Company
     123 Main Street
     Anywhere, USA 98765
     (123)456-7890
     infoUSA No. 123456789


C.3  Co-Branding

Licensee may co-brand the service to a third party's web site. "Co-Branding" shall mean that the third party (hereinafter "Co-Brander") publishes Licensee's corporate name, link or logo on its web site.

Licensee will publish infoUSA's Buttons and copyright logo (as described in this Appendix C and in Appendix F) on every such Co-Branded site, provided however, that Licensee may honor all co-branding requirements under its current co-branding agreements, until such time as they expire or are renewed, so long as the current Co-Branders display the infoUSA text copyright statement during the remainder of their current term with Licensee.

Licensee is prohibited from pursuing or establishing co-branding relationships with then-current, direct licensees of infoUSA with the intended purpose of supplanting the infoUSA Database with Licensee's Service, without prior written approval from infoUSA

Licensee shall provide infoUSA with quarterly reports identifying the number of all Co-Branding relationships Licensee has established with Co-Branders who have access to the infoUSA Database through the Service.

Licensee will immediately notify Co-Brander upon learning of any breach in connection with the use of the infousa data in order to start the applicable cure period, AND LICENSEE AGREES THAT IT shall terminate the Co-Branding Agreement if such breach is not cured within such cure period.

                              APPENDIX F - RENEWAL
                              --------------------
                               SWITCHBOARD, INC.
                               -----------------
                                    BUTTONS
                                    -------


F.1  HYPER-LINKED "BUTTONS".
     -----------------------


Buttons: Licensee will post on the screens of its Service the following advertisements in the form of buttons ("Buttons"). Such Buttons will provide a hyperlink to URLs specified by infoUSA to allow Users to link to the infoUSA.com web site to purchase the following "infoUSA Products":

     a) Sales Leads and Mailing Labels: Allows Users to purchase infoUSA Content in a mailing list format through the Service. Licensee will feature Button on the search results screen for every Category search on the Service.

     b) Business Credit Reports: Allows Users to purchase infoUSA Content in a print report format through the Service.

Screen shots showing examples of the type of placement and presentation of the Buttons and Logo on the Service are attached hereto as Appendix G. Switchboard shall have the right to determine the placement of the Buttons and Logo, provided that the parties shall mutually review the placement of Buttons and Logos on a quarterly basis to ensure that the placement and presentation is reasonably satisfactory to both parties.

F.2  CONTRACTS; BILLING INFORMATION. All contracts for the sale of infoUSA
     ------------------------------
Products shall be directly between infoUSA and USERS. Licensee shall not be a party to such contracts. As between the parties hereto, infoUSA shall be solely responsible for the performance of such contracts, and for the billing and collection of amounts due thereunder.

F.3  REPORTING. Licensee will report monthly to infoUSA showing total click-
     ---------
through rate from the hyperlinked Button referenced in paragraph F.1.

                             APPENDIX G - RENEWAL
                             --------------------
                               SWITCHBOARD, INC.
                               -----------------
                         LICENSEE'S HOSTING LOCATIONS
                         ----------------------------
(as described in paragraph 7 of this 1999 Renewal of Database License Agreement)

                 [TO BE PROVIDED BY LICENSEE WHEN APPLICABLE]